FOURTH AMENDMENT TO PARTICIPATION AGREEMENT


     THIS FOURTH AMENDMENT TO PARTICIPATION AGREEMENT (hereinafter, as it may be modified, amended or supplemented from time to time, called this "Amendment"), made and entered into as of February 22, 1999, among (i) AVADO BRANDS, INC. formerly known as Apple South, Inc., a corporation organized and existing under the laws of Georgia (herein, together with its successors and assigns permitted hereunder, called the "Lessee"), (ii) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("First Security"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Apple South Trust No. 97-1 (herein in such capacity, together with its successors and assigns permitted hereunder, called the "Owner Trustee"), (iii) STI CREDIT CORPORATION, a Nevada corporation, as assignee of SunTrust Bank, Atlanta, in its capacity as the holder of the beneficial interest in the trust estate established under Apple South Trust No. 97-1 (in such capacity as of the date hereof, the "Holder", and together with its successors and assigns permitted hereunder, called the "Holders"), (iv) the financial institutions now parties to the Participation Agreement (as defined below) as Lenders (each herein in such capacity, together with its successors and assigns permitted hereunder, called a "Lender" and collectively, the "Lenders"), and (v) SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the laws of Georgia, ("SunTrust"), as collateral agent and administrative agent for the Lenders and the Holders (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

     WHEREAS, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent are parties to that certain Participation Agreement, dated as of September 24, 1997, as amended by the First Amendment to the Participation Agreement, dated as of March 27, 1998, as amended by the Second Amendment to the Participation Agreement, dated as of August 14, 1998, and as amended by the Third Amendment to the Participation Agreement, dated as of November 13, 1998 (as so amended, the "Participation Agreement");

     WHEREAS, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent have agreed to amend the Participation Agreement in certain respects, as described more particularly below;

     NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the foregoing premises, to induce the Holder and the Lenders to amend the Participation Agreement and to continue to perform their obligations thereunder, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent agree as follows:

                                 A. DEFINITIONS

     Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement for all purposes of this Amendment. The General Provisions of Appendix A to the Participation Agreement are hereby incorporated by reference herein.

                                 B. AMENDMENTS:

     1. Amendment to Existing Section 5.4: Effective as of September 27, 1998, existing Section 5.4 of the Participation Agreement shall be deleted in its entirety and the following revised Section 5.4 shall replace same:

     Stockholder's Equity will at no time be less than the sum of (i) $210,000,000, beginning with the last day of the Fiscal Quarter ended closest to September 30, 1998.

     2. Amendment to Existing Section 5.11:Section 5.11 of the Participation Agreement is amended by deleting subsection (k) of such Section in its entirety and substituting in is place the following revised subsection (k):

     (k) Other Restaurant Concepts:Make investments in other restaurant concepts, besides "Applebee's," so long as the total amount of all such investments made subsequent to April 1, 1998 does not exceed Twelve Million Five Hundred Thousand Dollars ($12,500,00);

     3. Amendment to Existing Section 5.11:Section 5.11 of the Participation Agreement is amended by deleting subsection (m) of such Section in its entirety and substituting in its place the following revised subsection (m):

     (m) Other Advances: Make loans or advances to Affiliates, shareholders, directors, officers or employees, in addition to those described in clauses (a) through (l) hereinabove, in an aggregate amount, as to all such loans and advances at any one time outstanding to all such Persons, not to exceed Twelve Million Dollars ($12,000,000), so long as and provided that, (A) no Event of Default then exists and (B) each such loan or advance is repaid, in full, not later than two (2) years from the date of its disbursement.

     4. Amendment to Existing Article 5: The Participation Agreement is further amended by adding the following as a new Section 5.28:

     5.28 Stock Purchases, Etc. The Lessee will not, and will not permit any Consolidated Subsidiary of the Lessee, to purchase any Capital Stock of the Lessee, whether in a "spot" transaction pursuant to an Equity Forward Contract or otherwise, except in respect of shares of Capital Stock which are subject to Equity Forward Contracts pending settlement as of December 31, 1998; nor will Lessee enter into or permit any Consolidated Subsidiary to enter into, any Equity Forward Contract or amend or modify any Equity Forward Contract in effect on December 31, 1998 so as to increase the amount of, or price of any shares of Capital Stock which are subject to Equity Forward Contracts pending settlement as of December 31, 1998.

     4. Amendment to Existing Article 5: The Participation Agreement is further amended by adding the following as a new Section 5.29:

     5.29 Prepayment of Senior Debt.The Lessee will not prepay, and will not permit any Consolidated Subsidiary to prepay, the principal amount of any of the Lessee's 9-3/4% Senior Notes, due 2006, heretofore issued by the Lessee in the aggregate principal amount of $125,000,000.

     5. Amendment to Appendix A: The definition of "Stockholder Equity" in Appendix A of the Participation Agreement is amended by adding the following to the end of such definition:

     In determining "Stockholder's Equity," however, the amount of any Equity Forward Contracts, pending settlement, shall be excluded therefrom.

     6. Amendment to Appendix A: The definition of "Total Funded Debt" in Appendix A of the Participation Agreement is amended by adding the following to the end of such definition:

     In determining "Total Funded Debt," however, the amount of any Equity Forward Contracts, pending settlement, shall be excluded therefrom.

     7. Amendment to Appendix A: Appendix A of the Participation Agreement is amended by adding the following definition to Appendix A in the proper alphabetical order:

     "Equity Forward Contract" shall mean any contract, whether now or hereafter existing, whereby the Lessee or any of its Consolidated Subsidiaries agrees, directly or indirectly, to purchase Capital Stock of the Lessee on any future date at a fixed price.

                                C. MISCELLANEOUS

     1. In consideration of, and to induce their entry into this Amendment, Lessee shall remit to the Administrative Agent, for the ratable benefit of the Lenders and the Holder based on their respective Commitments, an amendment fee of $15,000 (the "Amendment Fee"). Upon the Administrative Agent's receipt of executed signature pages from all parties to this Amendment and the Amendment Fee, all amendments to the Participation Agreement made herein shall become effective as of the date hereof unless expressly stated to become effective as of any other date. Pursuant to Section 10.1 (a) of the Trust Agreement, the Holder authorizes and request that the Owner Trustee execute this Amendment.

     2. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Participation Agreement or the other Operative Agreements, and all terms of the Participation Agreement, as amended hereby, and all other Operative Agreements shall be and remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Lessee. All references to the Participation Agreement shall hereinafter be references to the Participation Agreement as amended by this Amendment. To the extent any terms and conditions in any of the Operative Agreements shall contradict or be in conflict with any terms or conditions of the Participation Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Participation Agreement as modified and amended hereby. It is not intended by the parties that this Amendment constitute, and this Amendment shall not constitute, a novation or accord and satisfaction.

     3. To induce the Owner Trustee, the Holder, the Lenders and the Administrative Agent to enter into this Amendment (A) Lessee hereby restates and renews each and every representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Participation
Agreement; (B) Lessee hereby restates, ratifies and reaffirms each and every term and condition set forth in the Participation Agreement, as amended hereby, and in the Operative Agreements as amended hereby, and in the Operative
Agreements, effective as of the date hereof; and (C) Lessee hereby certifies that no Lease Event of Default has occurred and is continuing.

     4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     6. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

     7. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

     8. TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

     9. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

     10. Lessee agrees to pay all costs and expenses of Administrative Agent incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Operative Agreements executed in connection herewith, including the reasonable fees and out-of-pocket expenses of Administrative Agent's counsel.

     11. This Amendment shall constitute a Operative Agreement for all purposes of the Participation Agreement and shall be governed accordingly.

                     [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                            PARTICIPATION AGREEMENT]

     IN WITNESS WHEREOF, the Lessee, the Owner Trustee, the Holder, each Lender and the Administrative Agent have set their hands as of the day and year first above written.

                                "LESSEE"

                                AVADO BRANDS, INC. formerly known as
                                Apple South, Inc.

                                By:_________________________________
                                   Erich J. Booth
                                   Chief Financial Officer and Treasurer

                                Attest:_____________________________
                                       Tonya Benjamin
                                       Assistant Secretary


                                "OWNER TRUSTEE"

                                FIRST SECURITY BANK, N.A.

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________


                                "HOLDER"

                                STI CREDIT CORPORATION
                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________


                                "LENDERS"
                                SUNTRUST BANK, ATLANTA, as the Administrative Agent and as a Lender

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________


                                BANCBOSTON LEASING, INC.

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________


                                SOUTHTRUST BANK, N.A.

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________